1st Quarter Earnings Slides May 3, 2012

This Presentation includes and references “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, expectations regarding refining margins, revenues, cash flows, capital expenditures, turnaround expenses and other financial items. These statements also relate to our business strategy, goals and expectations concerning our market position, future operations, margins and profitability. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would” and similar terms and phrases to identify forward-looking statements in this Presentation, which speak only as of the date the statements were made. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. Forward Looking Statements 2

2Q 2012 Guidance 3 Pacific Northwest Mid- Pacific Mid- Continent California Throughput (mbpd) 145-155 55-65 105-115 255-265 Manufacturing Cost ($/bbl) $ 3.95 $ 4.60 $ 4.25 $ 6.10 $ in millions, unless noted Corporate/System Refining Depreciation $ 93 Corporate Expense Before Depreciation $ 38 Interest Expense Before Interest Income $ 37

Net Income (Loss) 4 107 218 345 (124) 56 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 Net Income (Loss) $ in millions 0.74 1.52 2.39 (0.89) 0.39 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 EPS (Diluted) $ per share $ in millions, except per share amounts 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 Refining $ 303 $ 399 $ 600 $ (123) $ 191 Retail 2 38 22 27 (4) Corporate and Unallocated (86) (18) (25) (59) (53) Interest and Financing Costs1 (42) (62) (38) (37) (36) Interest Income and Other Income (Expense)2 - - 3 1 1 Income Tax (Expense) Benefit (70) (135) (210) 73 (37) Less net income attributable to non-controlling interest - (4) (7) (6) (6) Net Income (Loss) attributable to Tesoro Corporation $ 107 $ 218 $ 345 $ (124) $ 56 EPS (Diluted) $ 0.74 $ 1.52 $ 2.39 $ (0.89) $ 0.39 1 Interest and financing costs include foreign currency gains and losses. 2 Represents net amount of interest income and other income (expense), as reported.

1Q 2012 Cash Flow 5 900 710 231 (129) (37) (228) (27) Beginning Cash EBITDA Working Capital & Other Retail Acquisition Capital Expenditures & Turnaround Financing Ending Cash $ in millions 1 A reconciliation of EBITDA, a non-GAAP financial measure, to net income is included in the press release issued on May 2, 2012, which can be found on our website at www.tsocorp.com. 1

Throughput by Refining Region 6 135 150 155 40 80 120 160 200 1Q 2011 1Q 2012 Guidance 1Q 2012 Actual MBPD Pacific Northwest 69 70 67 30 40 50 60 70 80 1Q 2011 1Q 2012 Guidance 1Q 2012 Actual MBPD Mid-Pacific 109 115 118 60 80 100 120 140 1Q 2011 1Q 2012 Guidance 1Q 2012 Actual MBPD Mid-Continent 248 215 189 100 140 180 220 260 1Q 2011 1Q 2012 Guidance 1Q 2012 Actual MBPD California

Operating Expense by Refining Region 4.08 4.10 3.83 1.00 2.00 3.00 4.00 5.00 1Q 2011 1Q 2012 Guidance 1Q 2012 Actual $/bbl Pacific Northwest 4.69 3.65 3.51 1.00 2.00 3.00 4.00 5.00 1Q 2011 1Q 2012 Guidance 1Q 2012 Actual $/bbl Mid-Pacific 3.65 3.50 3.47 1.00 2.00 3.00 4.00 1Q 2011 1Q 2012 Guidance 1Q 2012 Actual $/bbl Mid-Continent 6.68 7.00 7.34 2.00 4.00 6.00 8.00 1Q 2011 1Q 2012 Guidance 1Q 2012 Actual $/bbl California 7

Stock-Based Compensation $ in millions Q2 2011 Q3 2011 Q4 2011 Q1 2012 Stock appreciation rights (13) (12) 17 12 Phantom stock options (5) (5) 4 0 Restricted common stock, units and stock options 3 4 3 3 Market/performance units and share awards 2 3 4 6 Total Stock-Based Compensation Expense (Credit) (13) (10) 28 21 Change in Tesoro stock price during quarter $(3.92) $(3.44) $3.89 $3.48 8